LongTerm Debt	12 Months Ended
Jun. 30, 2014
Debt Disclosure [Abstract]
LONG-TERM DEBT
8.	LONG-TERM DEBT

On May 27, 2014, the Company purchased a commercial building located at 3141 S Military Trail, Lake Worth, Florida and assumed net financial assets (liabilities) of $22,360. In consideration for the building and net financial assets the Company paid $149,079 in cash and assumed a mortgage payable of $743,600. Mortgage payable matures on September 26, 2037 and is due in monthly installments of $5,930, including principal and interest at 7.99% and secured by the building. The building is leased month-to-month with annual expected lease revenue of $51,137.

Future aggregate minimum loan payments as of date are as follows:

2014	$10,841
2015	12,119
2016	13,302
2017	14,421
2018	15,633
Thereafter	677,283
Total	$743,599